July 2007

Mobilizing Your Digital Life

Investor Presentation

Safe Harbor

     Under the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, information contained in this presentation that does not constitute historical facts are forward-looking statements. These statements include statements that refer to
Migo Software’s second quarter revenues, projected revenues, target revenue mix,
2007, 2008, and 2009 target units, registrations, direct sales, unique web visits, web sales and upgrade sales; other plans, prospects, expectations, strategies, intentions, hopes and beliefs; and the expected benefits of the use of Migo Software products.
These forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially from those projected as a result of risks and uncertainties detailed from time to time in the Company’s Securities and Exchange
Commission filings. These risks include, but are not limited to, risks related to:
availability of sufficient capital, commercialization and technological difficulties; timely product and technology development/upgrades and the ability to manage changes in market conditions as needed; market acceptance of new products and continuing product demand; the impact of competitive products and pricing on the Company's and its customers' products and markets; development, release and sales of new products by strategic suppliers and customers; the ability to successfully combine the operations and products of the Company with the businesses of StompSoft and MacroPort recently acquired; reliance on third parties; and development and growth of anticipated markets for the Company's and its customers' products. Any forward-looking statements are based on information available to the Company today, and the
Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

2007: Unlocking Your Digital Life

2007: Unlocking Your Digital Life

Synchronization

Mobilization

Compatibility

Protection

2007: Unlocking Your Digital Life

Sync

Security

Resolution

Backup

Revenue Drivers

Multi-Channel Revenue Opportunity Via

Creating Huge  Brand Exposure

    OEM              Online             Retail

Over 100 million Migo Customer Touches by 2009

Unlocking Your Digital Life

Content

By 2008 there will be
over one billion screens

Mobilizing Content

Demonstration

YES                                                    NO

People who liked
Happy Feet also like
Looney Tunes?  Would
you like download and
watch now?

Demonstration

Demonstration

Migo Sync

Acquired
StompSoft

Executing on the              Game Plan

July 2006

Dec. 2006

June 2007

Acquired
MacroPort

Fall 2007

Integrated
Product Line

And more…

Expanding the Customer Base

OEM
Contracts

Global Webstore

ecommerce

Smart Phone

Major Retailers

JULY 2006

JULY 2007

m-systems

(6,500 store fronts)

$0

$0.500

$1.0 mm

$2.0 mm

$3.0 mm

$4.0 mm

$7.0 mm

Q1           Q2        Q3          Q4             Q1         Q2         2007

                    : Revenue Growth

$6.0 mm

* Guidance- May ‘07

2007

2008

OEM Units Shipped creates:

Unique Web Visitors (%)

  Key Metrics – Scaling the Business*

10 mm

14%

Total Annual Visitors creates:

1.4mm

Avg. Revenue \ Visitor (ARPV)

$.75

Leads to Potential Revenue per Channel

$1.0 mm

2009

50 mm

17%

8.5 mm

$.80

$6.8 mm

  100 mm

20%

20 mm

$.90

$18.0 mm

OEM

$3.5 mm

$10.5 mm

  $21.0 mm

Retail

$2.0 mm

  $3.5 mm

  $7.0 mm

eCommerce

   Potential Synergies

* Migo model, not a projection

Capitalization Table

Debt……………..…….............$0

Equity………………................$8.0 Million

Shares Outstanding…………118  Million

        Warrants ($.23)………….. 49  Million

                                                              167 Million Fully Diluted

As of June 30, 2007*

*Preliminary before any final audit adjustments

Management Depth & Experience

INDEPENDENT DIRECTORS

Kent Heyman

Chairman  & Chief Executive Officer
Previously: m-Power, 20 years legal & startups

Rob Halligan

Chief Operating Officer:

Previously: Sonic/Roxio, Broderbund, Symantec

Johnathan Tann

Sr. VP.
Previously: MacroPort, AGENCY.COM

Jay Elliot

Chief Strategy Officer
Previously: Apple, Intel, IBM

Richard Liebman

Chief Financial Officer
Previously: Oppenheimer, ServiceWare, eCal

Alex Mashinsky

Arbinet, VenturiFX

Mel Lavitt

C.E. Unterberg, Towbin

Tim Wallace

Full Tilt Solutions, Xerox
Connect

Carm Santoro

Silicon Systems, Ashton
Tate, AST, Seagate

MANAGEMENT

            --  we mobilize your digital life.

              -- addressing high growth markets with
                                 needed software solutions.

              -- exciting growth opportunity.

Summary

Migo has Momentum